Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA Emerging Markets Equity Index Portfolio

SA Fixed Income Index Portfolio

SA Fixed Income Intermediate Index Portfolio

SA International Index Portfolio

SA Large Cap Index Portfolio

SA Large Cap Value Index Portfolio

SA Mid Cap Index Portfolio

SA Small Cap Index Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated October 8, 2026

to each Portfolio’s Summary Prospectus and Prospectus

dated May 1, 2026, as supplemented and amended to date

At a meeting held on October 7, 2026, the Board of Trustees of SunAmerica Series Trust approved each Portfolio’s reliance on no-action relief provided by the staff of the U.S. Securities and Exchange Commission that, subject to certain conditions, permits an index fund to exceed the diversification limits under the Investment Company Act of 1940, as amended, to the extent necessary to approximate the composition of its benchmark index. Accordingly, the following changes are made to each Portfolio’s disclosure, effective immediately.

In the section of each Summary Prospectus and in the Portfolio Summary for each Portfolio in the Prospectus entitled “Principal Investment Strategies of the Portfolio,” the following disclosure is added:

The Portfolio may become non-diversified (which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund), solely as a result of a change in the relative market capitalization or index weighting of one or more of the Index constituents.

In the section of each Summary Prospectus and in the Portfolio Summary for each Portfolio in the Prospectus entitled “Principal Risks of Investing in the Portfolio,” the following disclosure is added:

Non-Diversification Risk. In order to replicate the composition of the Index, the Portfolio’s total assets may at times be invested in multiple issuers representing more than 5% of the Portfolio’s total assets. As a result, the Portfolio may, from time to time, become “non-diversified.” A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk may be increased because the effect of each security on the Portfolio’s performance is greater.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ST3179IN7 (10/26)